SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) December 30, 1998


                    BEAR STEARNS ASSET BACK SECURITIES, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                      333-43091                      18-3836437
(State or other                 (Commission                     (IRS Employer
jurisdiction of incorporation)   File Number)                    ID Number)


245 PARK AVENUE, NEW YORK, NEW YORK                            10167
(Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number, including area code:         (212) 272-4095

                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

FILING OF POOLING AND SERVICING AGREEMENT.

          Bear Stearns Asset Backed Securities, Inc. (the "Depositor") registered issuances of Asset-Backed Notes and Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-43091) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, approximately $349,000,000 principal amount of Home Equity Loan Asset-Backed Certificates, Series 1998-OFS4 (the "Certificates") were issued on December 30, 1998.

          The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling and Servicing Agreement"), among the Depositor, LMAC, Inc., as seller (in such capacity, the "Seller"), Ocwen Financial Services, Inc., as master servicer (in such capacity, the "Master Servicer"), Ocwen Federal Bank FSB, as Special Servicer and Sub-Servicer (in such capacity, the "Special Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").

          This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         4.1 Pooling and Servicing Agreement, dated as of December 1, 1998 among the Depositor, LMAC, Inc., as seller (in such capacity, the "Seller"), Ocwen Financial Services, Inc., as master servicer (in such capacity, the "Master Servicer"), Ocwen Federal Bank FSB, as Special Servicer and Sub-Servicer (in such capacity, the "Special Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            BEAR STEARNS ASSET BACKED SECURITIES, INC.


                            By: /S/ MATTHEW PERKINS
                               ---------------------------
                               Name:  Matthew Perkins
                               Title: Managing Director

Dated:  January 15, 1999

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                                  EXHIBIT INDEX

EXHIBIT                                                               PAGE

4.1 Pooling and Servicing Agreement, dated as of December 1, 1998 among the Depositor, LMAC, Inc., as seller (in such capacity, the "Seller"), Ocwen
          Financial Services, Inc., as master servicer (in such capacity, the "Master Servicer"), Ocwen
          Federal Bank FSB, as Special Servicer and
          Sub-Servicer (in such capacity, the "Special
          Servicer"), and Norwest Bank Minnesota, National
          Association, as trustee (the "Trustee").